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                                                                   EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 27, 1996, which appears on page F-38 of Amendment No. 2 to the Registration Statement of First Sierra Financial, Inc. on Form S-1, relating to the financial statements of Heritage Credit Services, Inc., which is contained in such Form S-1 Registration Statement.



                                        /s/ BDO SEIDMAN, LLP

                                        BDO SEIDMAN, LLP


Seattle, Washington
June 5, 1997